QUAKER INVESTMENT TRUST

Supplement dated June 19, 2008

To the Prospectus dated October 29, 2007 (as amended June 17, 2008) for the
Quaker Global Total Return Fund

and

To the Prospectus dated June 17, 2008 for the
Quaker Capital Opportunities Fund Institutional Class

and

To the Prospectus dated October 29, 2007 for the Quaker Strategic Growth Fund, Quaker Capital Opportunities Fund, Quaker Biotech Pharma-Healthcare Fund, Quaker Mid-Cap Value Fund, and Quaker Small-Cap Value Fund
(collectively with the Quaker Global Total Return Fund and the Quaker Capital Opportunities Institutional Class Fund, the “Funds”)

and

The Funds’ Statement of Additional Information dated October 29, 2007
(as amended June 17, 2008)

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectuses and Statement of Additional Information. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectuses and Statement of Additional Information.

Class C Shares purchased on or after July 1, 2008 will no longer be subject to a contingent deferred sales charge (“CDSC”). Class C Shares purchased prior to July 1, 2008 will continue to be subject to a CDSC of 1.00% on shares redeemed within 13-months of purchase. Therefore, all references in the Funds’ Prospectuses and Statement of Additional Information to a CDSC on Class C Shares are hereby removed as they relate to purchases on or after July 1, 2008.